UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2012

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-35317	45-3591625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA		15275
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 800-251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 26, 2012, Atlas Resource Partners, L.P. (“ARP”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion by it and Titan Merger Sub, LLC, an indirect wholly owned subsidiary of ARP (“MergerCo”), of the previously announced merger (the “Merger”) with Titan Operating, LLC (“Titan”) pursuant to which MergerCo merged with and into Titan, with Titan continuing as the surviving company and an indirect wholly owned subsidiary of ARP renamed Atlas Barnett, LLC (“Atlas Barnett”). This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements for Titan and to present certain unaudited pro forma financial information in connection with the Merger.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

•

Titan Operating, LLC unaudited balance sheets as of June 30, 2012 and December 31, 2011, and statements of operations, members’ equity and cash flows for the six months ended June 30, 2012 and 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

Titan Operating, LLC audited balance sheets as of December 31, 2011 and 2010, and statements of operations, members’ equity and cash flows for the years ended December 31, 2011 and 2010, together with independent auditors’ report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

Titan Operating, LLC audited balance sheets as of December 31, 2010 and 2009, and statements of operations, members’ equity and cash flows for the years ended December 31, 2010 and 2009, together with independent auditors’ report thereon, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

•

Titan Operating, LLC unaudited supplemental oil and gas disclosures for the years ended December 31, 2011, 2010 and 2009 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of ARP as of June 30, 2012, and the related pro forma consolidated statements of income for the six months ended June 30, 2012 and the year ended December 31, 2011 are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

23.1	Consent of Rylander, Clay & Opitz, LLP

99.1	Titan Operating, LLC unaudited balance sheets as of June 30, 2012 and December 31, 2011, and statements of operations, members’ equity and cash flows for the six months ended June 30, 2012 and 2011

99.2	Titan Operating, LLC audited balance sheets as of December 31, 2011 and 2010, and statements of operations, members’ equity and cash flows for the years ended December 31, 2011 and 2010

99.3	Titan Operating, LLC audited balance sheets as of December 31, 2010 and 2009, and statements of operations, members’ equity and cash flows for the years ended December 31, 2010 and 2009

99.4	Titan Operating, LLC unaudited supplemental oil and gas disclosures for the years ended December 31, 2011, 2010 and 2009

99.5	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2012	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Resource Partners GP, LLC, its general partner

By:	/s/ Sean P. McGrath
Name:	Sean P. McGrath
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Rylander, Clay & Opitz, LLP

99.1	Titan Operating, LLC unaudited balance sheets as of June 30, 2012 and December 31, 2011, and statements of operations, members’ equity and cash flows for the six months ended June 30, 2012 and 2011

99.2	Titan Operating, LLC audited balance sheets as of December 31, 2011 and 2010, and statements of operations, members’ equity and cash flows for the years ended December 31, 2011 and 2010

99.3	Titan Operating, LLC audited balance sheets as of December 31, 2010 and 2009, and statements of operations, members’ equity and cash flows for the years ended December 31, 2010 and 2009

99.4	Titan Operating, LLC unaudited supplemental oil and gas disclosures for the years ended December 31, 2011, 2010 and 2009

99.5	Unaudited pro forma consolidated financial statements

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